GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                               FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                    Net Asset Value Per Share available daily
                                   by calling
                           800-GABELLI after 6:00 p.m.


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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY .......................................     2

INVESTMENT AND RISK INFORMATION ..........................................     4

MANAGEMENT OF THE FUND ...................................................     5

PURCHASE OF SHARES .......................................................     6

REDEMPTION OF SHARES .....................................................     8

PRICING OF FUND SHARES ...................................................    10

DIVIDENDS AND DISTRIBUTIONS ..............................................    11

TAX INFORMATION ..........................................................    11

MAILINGS TO SHAREHOLDERS .................................................    12

FINANCIAL HIGHLIGHTS .....................................................    12


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THIS  PROSPECTUS  IS FOR USE BY  PENSION  PLAN AND  OTHER  TAX-EXEMPT  INVESTORS
SEEKING TO INVEST IN THE GABELLI SMALL CAP GROWTH FUND AND DOES NOT SUPERCEDE THE COMBINED PROSPECTUS DATED JANUARY 29, 2007 FOR THE GABELLI SMALL CAP GROWTH FUND, THE GABELLI EQUITY INCOME FUND, AND THE GABELLI WOODLAND SMALL CAP VALUE FUND.
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THE GABELLI SMALL CAP GROWTH FUND

CLASS AAA SHARES

PROSPECTUS


JANUARY 29, 2007

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation").

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:


Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser"), believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies for the Fund as those with total common stock market values of $2 billion or less at the time of investment.


PRINCIPAL RISKS:


The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the values of the securities the Fund holds, which may result in a decline in the value of Fund shares.


WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital


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PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1997), and by showing how the Fund's average annual returns for the one year, five years, and ten years, compare to those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions.


      THE GABELLI SMALL CAP GROWTH FUND (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


36.5%   0.0%    14.2%    11.3%    4.7%    -5.3%   37.6%   21.7%    5.9%    19.2%
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1997    1998    1999     2000     2001    2002    2003    2004     2005    2006





During the periods shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).


       AVERAGE ANNUAL TOTAL RETURNS                     PAST        PAST         PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2006)             ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------             --------   ----------   ---------
The Gabelli Small Cap Growth Fund Class AAA Shares:
   Return Before Taxes ............................    19.17%      14.87%       13.76%
   Return After Taxes on Distributions ............    17.86%      14.19%       12.35%
   Return After Taxes on Distributions and Sale
     of Fund Shares ...............................    14.19%      13.02%       11.76%
Russell 2000(R) Index* ............................    18.37%      11.39%        9.44%

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* The Russell 2000(R) Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000(R) Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



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FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
   Management Fees ...............................................................   1.00%
   Distribution (Rule 12b-1) Expenses(1) .........................................   0.25%
   Other Expenses ................................................................   0.20%
                                                                                     ----

Total Annual Fund Operating Expenses .............................................   1.45%
                                                                                     ====

REDEMPTION FEES (as a percentage of amount redeemed for shares held 7 days or
  less payable to the Fund) ......................................................   2.00%


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(1) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 YEAR          3 YEARS          5 YEARS          10 YEARS
           ------          -------          -------          --------
            $148             $459             $792            $1,735


                         INVESTMENT AND RISK INFORMATION

The investment policy of the Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in the this policy.


In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.


Frequently, smaller companies exhibit one or more of the following traits:

      o     New products or technologies

      o     New distribution methods

      o Rapid changes in industry conditions due to regulatory or other developments

      o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.


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In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

The Fund may also use the following investment technique:


      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities and high quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.


Investing in the Fund involves the following risks:


      o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

      o VALUE INVESTING RISK. The Fund invests in "value" stocks. The portfolio manager may be wrong in the assessment of a company's value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Fund's relative performance may suffer.

      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

      o SMALL CAPITALIZATION COMPANY RISK. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's Statement of Additional Information ("SAI").


                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the operations of the Fund under the general supervision of the Corporation's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").



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As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2006, the Fund is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund's semi-annual report to shareholders for the period ending March 31, 2006 contained a discussion of the basis of the Board of Directors' determination to continue the investment advisory arrangement as described above.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.


The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by him, and his ownership of securities in the Fund he manages.

RULE 12b-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES


You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through your Plan Administrator, the Distributor, directly from the Fund through the Fund's transfer agent, or through registered broker-dealers that have entered into appropriate selling agreements with the Distributor.


      o BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" to:


            BY MAIL                          BY PERSONAL DELIVERY
            -------                          --------------------
            THE GABELLI FUNDS                THE GABELLI FUNDS
            P.O. BOX 8308                    C/O BFDS
            BOSTON, MA 02266-8308            30 DAN ROAD
                                             CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund, and class of shares you wish to purchase.


      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:


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                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                      RE: THE GABELLI SMALL CAP GROWTH FUND
                              ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                     225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.


SHARE PRICE. The Fund sells its Class AAA Shares at the net asset value per share next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the net asset value per share.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no subsequent minimum investment requirement. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.


TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Corporation, on behalf of the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.



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THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. Subject to tax limitations and approval by the Board of Directors on a fund-by-fund basis, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder sevices, as an incentive to sell shares of the Fund, and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, sub-accounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Distributor or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.


                              REDEMPTION OF SHARES


You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value per share next determined after the time as of which the Fund receives your redemption request in proper form subject to a redemption fee described below. See "Pricing of Fund Shares" for a description of the calculation of net asset value per share.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee,



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shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund,
(iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place, or (v) the shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants who cannot implement redemption fees because of systems limitations, and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading of its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.


You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.


      o BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an
            IRA)  directly  registered  with  State  Street  by  calling  either
            800-GABELLI   (800-422-3554)  or  800-872-5365   (617-328-5000  from
            outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.


              1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


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              2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value per share next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined net asset value per share after receipt of your redemption request.


The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance that the Corporation's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                             PRICING OF FUND SHARES

The net asset value per share of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to its Class AAA Shares by the total number of Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Directors. Debt securities with remaining maturities of 60 days or less that are not credit impaired are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices may also be deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Fund's net asset value that has affected, or is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair val-



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ues securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.


When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Corporation's Board of Directors. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which securities could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the security. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular security or when an event will affect the market price of a security and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that security. The Corporation's Board of Directors will review the Adviser's fair value determinations periodically. The value of the Fund's portfolio securities may change on days the Fund is closed and on which you are not able to purchase or sell your shares.


                           DIVIDENDS AND DISTRIBUTIONS


The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of distributions. Shares purchased through dividend reinvestment will receive a price based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.


                                 TAX INFORMATION


The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (i.e. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.



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                            MAILINGS TO SHAREHOLDERS


In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. Certain information reflects financial results for a single AAA Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.



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THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
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Selected data for a share of capital stock outstanding throughout each period:

                                           INCOME
                                 FROM INVESTMENT OPERATIONS                       DISTRIBUTIONS
                           ---------------------------------------   ----------------------------------------
                                            Net
               Net Asset                Realized and      Total                       Net
   Period       Value,         Net       Unrealized       from          Net        Realized
   Ended       Beginning   Investment      Gain on     Investment    Investment    Gain on          Total
September 30   of Period    (Loss)(a)   Investments    Operations      Income     Investments   Distributions
------------   ---------   ----------   ------------   -----------   ----------   -----------   -------------
CLASS AAA
    2006        $29.97      $(0.03)        $2.53          $2.50           --        $(2.06)        $(2.06)
    2005         25.88       (0.01)         5.25           5.24           --         (1.15)         (1.15)
    2004         21.48       (0.04)         4.61           4.57           --         (0.17)         (0.17)
    2003         17.04       (0.05)         4.74           4.69           --         (0.25)         (0.25)
    2002         17.13       (0.04)         0.31           0.27       $(0.01)        (0.35)         (0.36)

                                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                  -----------------------------------------------
                            Net Asset             Net Assets       Net
   Period                    Value,                 End of     Investment               Portfolio
   Ended       Redemption    End of      Total      Period       Income/    Operating   Turnover
September 30     Fees(a)     Period     Return+   (in 000's)     (Loss)      Expenses     Rate
------------   ----------   ---------   -------   ----------   ----------   ---------   ---------
 CLASS AAA
    2006        $0.00(b)     $30.41       8.88%    $727,521      (0.09)%      1.44%         6%
    2005         0.00(b)      29.97      20.58      732,965      (0.03)       1.44          6
    2004           --         25.88      21.34      620,334      (0.15)       1.42         10
    2003           --         21.48      27.84      540,397      (0.22)       1.45          4
    2002           --         17.04       1.39      428,416      (0.22)       1.45         10

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b)   Amount represents less than $0.005 per share.



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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?


The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc. which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.


WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.


o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.


WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?


We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.


WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?


We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.



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                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                                CLASS AAA SHARES

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FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):


The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

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  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by contacting:


                        Gabelli Equity Series Funds, Inc.
                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
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You can review and/or copy the Fund's Prospectus, annual/semi-annual reports, and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:


      o     Free from the Fund's website at www.gabelli.com.


      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o Free from the EDGAR Database on the Securities and Exchange Commission's website at www.sec.gov.


(Investment Company Act File No. 811-06367)


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